Exhibit 99.1

Contacts:	Debbie O'Brien	Stephanie Wakefield
	Corporate Communications	Investor Relations
	+ 1 650 385 5735	+ 1 650 385 5261
	dobrien@informatica.com	swakefield@informatica.com
INFORMATICA REPORTS FIRST QUARTER REVENUES OF $214.3 MILLION
•First quarter total revenues of $214.3 million, up 9 percent year-over-year
•First quarter GAAP earnings per diluted share of $0.16 and non-GAAP earnings per diluted share of $0.31
•Signed 62 deals over $300,000 and 19 deals over $1 million
•Deferred revenues of $266.8 million, up 14 percent year-over-year
REDWOOD CITY, Calif., April 25, 2013 - Informatica Corporation (Nasdaq:INFA), the world's number one independent provider of data integration software, today announced financial results for the first quarter ended March 31, 2013.
“Our first quarter 2013 results highlight the growing customer demand for our expansive portfolio of software and services,” said Sohaib Abbasi, chairman and chief executive officer, Informatica. “We continue to invest for sustained growth by further differentiating the Informatica product portfolio and maintaining our track record of continual innovation.”
Financial Highlights for the First Quarter Ended March 31, 2013
Total revenues for the first quarter of 2013 were $214.3 million, an increase of 9 percent from $196.0 million in the first quarter of 2012. Software revenues were $87.9 million, compared to $85.9 million in the first quarter of 2012. Within software revenues, license revenues were $78.1 million, down 2 percent year-over-year, and subscription revenues were $9.8 million, up 69 percent year-over-year.
Income from operations for the first quarter of 2013, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $24.7 million, compared to $38.0 million in the first quarter of 2012.
GAAP net income for the first quarter of 2013 was $17.9 million, compared to $26.5 million in the first quarter of 2012, and GAAP net income per diluted share was $0.16, compared to $0.24 per diluted share in the first quarter of 2012.
Non-GAAP income from operations for the first quarter of 2013 was $48.2 million, compared to $56.6 million in the first quarter of 2012. Non-GAAP net income for the first quarter of 2013 was $34.8 million, compared to $39.5 million in the first quarter of 2012 and non-GAAP net income per diluted share was $0.31, compared to $0.35 per diluted share in the first quarter of 2012. Non-GAAP income from operations and non-GAAP net income exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, facilities acquisition-related adjustments, acquisition and other expenses and share-based compensation. A reconciliation of GAAP results to non-GAAP results is included below.

Additional Highlights Achieved Since January 2013:

•
Announced Informatica Cloud Spring 2013. Bringing additional capabilities, the release included cloud data masking, cloud workflow, advanced security plus cloud master data management enhancements. Additionally, Informatica released a new Cloud template that synchronizes data between NetSuite ERP and Workday Human Capital Management. Cloud connectivity was also added to the Amazon Redshift, a data warehousing Software-as-a-Service.

•
Expanded relationship with INSynergy. INSynergy, an insurance distribution platform, will embed Informatica Cloud Extend to create wizards that allow their customers to automate multi-step, best-practice processes for sales, marketing and services personnel.

•
Awarded salesforce.com's AppExchange Best of '12 Awards for IT and Administration. For the fifth consecutive year, Informatica Cloud was rated number one by customers for its product excellence and the highest levels of customer satisfaction amongst the data integration vendor community.

•
Partnered with Teradata to offer Unified Data Architecture™ for Big Data Analytics. The combination of the Informatica Platform and Teradata Unified Data Architecture allows organizations to use the Informatica Virtual Data Machine to map once and then deploy anywhere within the Teradata UDA to power a variety of analytics.

•
Introduced Informatica Healthcare Data Management. Based on Informatica master data management, the solution allows healthcare organizations to manage healthcare master data domains for analytics. Also introduced Proactive Healthcare Decision Management, based on complex event processing, which allows caregivers to monitor real-time operational data to proactively improve patient safety and reduce avoidable readmissions.

•
Announced new offerings from award-winning Global Customer Support. The Informatica MySupport portal now has self-service resources to improve the customer experience with personalized, proactive and effective customer support worldwide. Informatica's Customer Support recently won a Gold Stevie Award for its Use of Technology and a Bronze Stevie Award for Innovation.

•	Informatica Wins Award for Best Security Software. Info Security Products Guide named Informatica an Award winner for Best Security Software in their 2013 Global Excellence Awards.

Reclassifications
During the first quarter of 2013, Informatica performed a review of the presentation of certain of the company's revenue categories and adopted a revised presentation, which Informatica believes better reflects the company's evolving product and service offerings. A change was made to present license revenues and other revenues in software revenues. Other revenues were previously presented in services revenues. A change was also made to rename other revenues to subscription revenues.  A corresponding change was made to present cost of license revenues and cost of other revenues in cost of software revenues. This change in presentation will not affect our total revenues, total cost of revenues or gross margin. Conforming changes have been made for all prior periods presented.

Conference Call and Webcast
Informatica will discuss its first quarter 2013 results on a conference call today beginning at 2:00 p.m. PST. The live conference call can be accessed at http://www.informatica.com/investor or by dialing 866-799-9311, reservation number 69299164. A replay of the call will also be available by dialing 404-537-3406, reservation number 69299164.
About Informatica
Informatica Corporation (Nasdaq:INFA) is the world's number one independent provider of data integration software. Organizations around the world rely on Informatica for maximizing return on data to drive their top business imperatives. Worldwide, over 5,000 enterprises depend on Informatica to fully leverage their information assets residing on-premise, in the Cloud and across social networks. For more information, call +1 650-385-5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.
Non-GAAP Financial Information
To supplement Informatica's condensed consolidated financial statements prepared and presented on a GAAP basis, Informatica uses non-GAAP financial measures of income from operations, net income and net income per share. These measures are adjusted from income from operations, net income or net income per share prepared in accordance with GAAP to exclude the charges and expenses discussed above. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for, or superior to, income from operations, net income or net income per share prepared in accordance with GAAP.
Informatica believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its financial performance, its financial and operational decision making, and as a means to evaluate period to period comparisons. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of Informatica's performance, by excluding certain expenses and expenditures such as non-cash charges and discrete charges that are infrequent in nature, such as charges related to acquisitions that may not be indicative of its underlying operating results. In addition, Informatica believes these non-GAAP financial measures are useful to investors because they allow for greater transparency into the indicators used by management as a basis for its financial and operational decision making. Informatica believes that the disclosure of these non-GAAP financial measures provides consistency and comparability of its recent financial results with its historical financial results, as well as to the operating results of similar companies in Informatica's industry, many of which present similar non-GAAP financial measures to investors. As an example, Informatica believes that it enhances comparability with similar companies' operating results by excluding stock compensation in its non-GAAP financial measures because of the different types of stock-based awards that companies may grant and because ASC 718 (“Stock Compensation”) allows companies to use different valuation methodologies and subjective assumptions. In addition, Informatica believes that both management and investors benefit from referring to these non-GAAP financial measures when planning, analyzing and forecasting future periods. There are a number of limitations related to these non-GAAP financial measures: (1) the non-GAAP measures exclude some costs that are recurring, particularly stock compensation, and we believe that stock compensation will continue to be a significant recurring expense for the foreseeable future; because stock compensation is an important part of our employees' compensation, such payments can impact their performance; and (2) the items we exclude in our non-GAAP measures may differ from the components our peer companies exclude when they report their non-GAAP measures. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP measures and evaluating non-GAAP measures together with the corresponding measures calculated in accordance with GAAP.
Forward Looking Statements
This press release contains forward-looking statements, including those relating to our growth opportunities. Such statements involve risks and uncertainties and actual results may differ materially from the results described in this press release. The potential risks and uncertainties that could cause actual results to differ include, among others, risks related to competition with larger companies that have longer operating histories or greater financial, technical, marketing and other resources; sales execution; and uncertainty in the state of IT spending and the growth of the market for data integration solutions. Additional risks and uncertainties are included under the caption “Risk Factors” in Informatica's Annual Report on Form 10-K for the year ended December 31, 2012, which has been filed with the SEC and is available on our investor relations website at http://www.informatica.com. All information provided in this release is as of April 25, 2013 and Informatica undertakes no duty to update this information.
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Note: Informatica, Informatica Cloud, Informatica Cloud Extend, Informatica Platform, Informatica Virtual Data Machine, Informatica Healthcare Data Management and Informatica MySupport are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2013	2012
Revenues:
Software	$87,906	$85,891
Service	126,394	110,129
Total revenues	214,300	196,020
Cost of revenues:
Software	2,142	1,824
Service	36,030	29,734
Amortization of acquired technology	5,724	5,631
Total cost of revenues	43,896	37,189
Gross profit	170,404	158,831
Operating expenses:
Research and development	39,523	34,772
Sales and marketing	84,057	67,709
General and administrative	18,487	15,685
Amortization of intangible assets	1,988	1,652
Facilities restructuring and facility lease termination costs	—	710
Acquisitions and other charges	1,650	286
Total operating expenses	145,705	120,814
Income from operations	24,699	38,017
Interest and other income, net	702	698
Income before income taxes	25,401	38,715
Income tax provision	7,494	12,186
Net income	$17,907	$26,529
Net income per share:
Basic	$0.17	$0.25
Diluted	$0.16	$0.24
Shares used in per share calculation:
Basic	107,669	107,576
Diluted	111,263	112,792

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2013	December 31, 2012
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$218,623	$190,127
Short-term investments	374,247	345,478
Accounts receivable, net of allowances of $5,445 and $5,460, respectively	126,781	171,893
Deferred tax assets	21,798	23,350
Prepaid expenses and other current assets	30,620	29,396
Total current assets	772,069	760,244
Property and equipment, net	145,078	145,474
Goodwill and intangible assets, net	579,369	577,381
Long-term deferred tax assets	28,426	24,087
Other assets	5,015	5,031
Total assets	$1,529,957	$1,512,217
Liabilities and Equity
Current liabilities:
Accounts payable and other current liabilities	$106,054	$128,742
Deferred revenues	259,100	241,968
Total current liabilities	365,154	370,710
Long-term deferred revenues	7,659	8,807
Long-term deferred tax liabilities	2,192	2,523
Long-term income taxes payable	22,493	21,195
Other liabilities	3,240	3,459
Total liabilities	400,738	406,694
Equity:
Total Informatica Corporation stockholders' equity	1,127,394	1,103,105
Noncontrolling interest	1,825	2,418
Total equity	1,129,219	1,105,523
Total liabilities and equity	$1,529,957	$1,512,217

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2013	2012
Operating activities:
Net income	$17,907	$26,529
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,687	2,247
Share-based compensation	13,530	10,618
Deferred income taxes	(2,318)	(1,766)
Tax benefits from share-based compensation	2,692	5,692
Excess tax benefits from share-based compensation	(2,845)	(5,190)
Amortization of intangible assets and acquired technology	7,712	7,283
Other operating activities, net	—	871
Changes in operating assets and liabilities:
Accounts receivable	45,584	50,237
Prepaid expenses and other assets	362	11,014
Accounts payable and accrued liabilities	(26,231)	(29,579)
Income taxes payable	338	(1,513)
Accrued facilities restructuring charges	—	(23,977)
Deferred revenues	15,162	20,120
Net cash provided by operating activities	75,580	72,586
Investing activities:
Purchases of property and equipment	(3,236)	(132,178)
Purchases of investments	(110,663)	(80,129)
Investment in equity interest, net	—	22
Maturities and sales of investments	81,392	53,672
Business acquisitions, net of cash acquired	(7,464)	—
Net cash used in investing activities	(39,971)	(158,613)
Financing activities:
Net proceeds from issuance of common stock	22,011	20,495
Repurchases and retirement of common stock	(21,994)	—
Withholding taxes related to restricted stock units net share settlement	(2,849)	(2,997)
Payment of contingent consideration	(520)	(3,120)
Excess tax benefits from share-based compensation	2,845	5,190
Purchase of acquiree stock	(2,667)	—
Net cash provided by (used in) financing activities	(3,174)	19,568
Effect of foreign exchange rate changes on cash and cash equivalents	(3,939)	1,874
Net increase (decrease) in cash and cash equivalents	28,496	(64,585)
Cash and cash equivalents at beginning of period	190,127	316,835
Cash and cash equivalents at end of period	$218,623	$252,250

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2013	2012
Total revenues	$214,300	$196,020

Operating income:

GAAP operating income	$24,699	$38,017

Percentage of GAAP operating income to total revenues	12%	19%

Plus:
Amortization of acquired technology - Cost of revenues	5,724	5,631
Amortization of intangible assets - Operating expenses	1,988	1,652
Facilities restructuring and facility lease termination costs - Operating expenses	—	710
Building operating expense (benefit), net - Operating expenses (1)	640	(290)
Acquisitions and other charges - Operating expenses	1,650	286
Share-based compensation - Cost of revenues	1,330	1,087
Share-based compensation - Research and development	4,440	3,485
Share-based compensation - Sales and marketing	4,689	3,338
Share-based compensation - General and administrative	3,071	2,708
Non-GAAP operating income	$48,231	$56,624

Percentage of Non-GAAP operating income to total revenues	23%	29%

Net income:

GAAP net income	$17,907	$26,529

Plus:
Amortization of acquired technology - Cost of revenues	5,724	5,631
Amortization of intangible assets - Operating expenses	1,988	1,652
Facilities restructuring and facility lease termination costs - Operating expenses	—	710
Building operating expense (benefit), net - Operating expenses (1)	640	(290)
Acquisitions and other charges - Operating expenses	1,650	286
Share-based compensation - Cost of revenues	1,330	1,087
Share-based compensation - Research and development	4,440	3,485
Share-based compensation - Sales and marketing	4,689	3,338
Share-based compensation - General and administrative	3,071	2,708
Income tax adjustments	(6,659)	(5,608)
Non-GAAP net income	$34,780	$39,528

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2013	2012
Diluted net income per share:

Diluted GAAP net income per share	$0.16	$0.24
Plus:
Amortization of acquired technology	0.05	0.05
Amortization of intangible assets	0.02	0.01
Facilities restructuring and facility lease termination costs	—	0.01
Building operating expense (benefit), net (1)	0.01	—
Acquisitions and other charges	0.01	—
Share-based compensation	0.12	0.09
Income tax adjustments	(0.06)	(0.05)
Diluted Non-GAAP net income per share	$0.31	$0.35

Shares used in computing diluted Non-GAAP net income per share	111,263	112,792
________________

(1)
Represents expense (benefit) from operating future headquarters buildings purchased in February 2012 prior to expected occupancy by Informatica, which the Company previously reported in periods prior to the acquisition as a part of the “Facilities restructuring charges (benefit) - Operating expenses.”